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                                                                   EXHIBIT 10.49

                         AMENDMENT TO RIGHTS AGREEMENT

        AMENDMENT, dated as of October 24, 1994, to the Rights Agreement, dated as of December 12, 1991 (the "Rights Agreement"), between MBIA INC., a Connecticut corporation (the "Company") and MELLON BANK, N.A., a national banking association, as rights agent (the "Rights Agent").

        Pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof. All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and preformed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.

        In consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

        1. Section l(a) of the Rights Agreement is hereby modified and amended by adding the following sentence to the end thereof:
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        Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person", as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, without limitation, because (i) such
                                                                       -
Person was unaware that it Beneficially Owned 10% or more of the Common Shares of the Company or (ii) such Person was aware of the extent of such Beneficial
                   --
Ownership but such Person acquired Beneficial Ownership of such shares of Common Shares without the intention to change or influence the control of the Company and without actual knowledge of the consequences of such Beneficial Ownership under this Rights Agreement), and such Person divests itself as promptly as practicable of a sufficient number of shares of Common Shares so that such Person would no longer be an "Acquiring Person", as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be, or have been, an "Acquiring Person" for any purpose of this Agreement, and no Shares Acquisition Date shall be deemed to have occurred. All questions as to whether a Person who would otherwise be an Acquiring Person has become such inadvertently shall be determined in good faith by the Board of Directors of the Company, which determination shall be conclusive.

        2. Section l(d)(ii)(B) of the Rights Agreement is hereby modified and amended to read in its entirety:

        (B) securities issuable upon exercise of Rights at any time prior to the
         -
occurrence of either a Section ll(a)(ii) Event or a Section 13 Event, or (C)
                                                                          -
securities issuable upon exercise of Rights from and after the occurrence of a Section ll(a)(ii) Event or a Section 13 Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section (3)(a) or Section 22 hereof (the "Original Rights") or pursuant to Section ll(i) hereof in connection with an adjustment made with respect to any Original Rights; or

        3. Section l(ee) of the Rights Agreement is hereby modified and amended to read in its entirety:

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                 (ee) "Shares Acquisition Date" shall mean the first date of public announcement by the Company that an Acquiring Person has become such.

        4. Section 23(a) of the Rights Agreement is hereby modified and amended to read in its entirety:

                 (a) The Board of Directors may, at its option, at any time prior to the earlier of (x) the Close of Business on the tenth Business
                                 -
        Day following the Shares Acquisition Date or (y) the Close of Business
                                                      -
        on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption under this Section 23(a) has expired. The Board of Directors of the Company, may, at its discretion, at any time prior to the Shares Acquisition Date, extend the time within which to redeem the then outstanding Rights prior to their exercise. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the Redemption price in cash, Common Shares (based on the Current Market Price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Company.

        5. Section 27 of the Rights Agreement is hereby modified and amended by revising the first two sentences thereof to read as follows:

                 The Company may, by resolution of its Board of Directors, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement in any respect whatsoever (including, without limitation, any extension of the period in which the
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        Rights may be redeemed) at any time prior to the Shares Acquisition
        Date, without the approval of the any holders of certificates representing Common Shares or, after the Distribution Date, of Right Certificates. From and after the Shares Acquisition Date, the Company may, by resolution of its Board of Directors, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of certificates representing shares of Common Shares or of Right Certificates in order (i) to cure any
                                                            -
        ambiguity, (ii) to correct or supplement any provision contained herein
                    --
        which may be defective or inconsistent with any other provisions herein, or (iii) to change or supplement or make any other provisions in regard
            ---
        to matters or questions arising hereunder which the Company and the Rights Agent may deem necessary or desirable, which shall not adversely affect the interests of holders of Right Certificates or, prior to the Distribution Date, of Common Shares (other than an Acquiring Person or an Affiliate or Associate of any such Person).

        6. This Amendment to the Rights Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

        7. This Amendment to the Rights Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.


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        8. In all respects not inconsistent with the terms and provisions of this Amendment to the Rights Agreement, the Rights Agreement is hereby ratified, adopted, approved and confirmed. In executing and delivering this Amendment, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

        9. If any term, provision, covenant or restriction of this Amendment to the Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment to the Rights Agreement, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date and year first above written.

Attest:                                 MBIA, INC.

By  /s/                                 By  /s/
  --------------------------------        --------------------------------

Attest:                                 MELLON BANK, N.A.

By  /s/                                 By  /s/
  --------------------------------        --------------------------------


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